SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                     May 14, 2007

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:                    (212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-3.1: Restated By-Laws
EX-99.1: Press Release
EX-99.2: Press Release

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 16, 2007, Merrill Lynch & Co. Inc. (“Merrill Lynch”) announced that Dow Kim, executive vice president and co-president of the company’s Global Markets and Investment Banking group, has informed the company that he plans to leave Merrill Lynch by the end of the year in order to establish a multi-strategy, private investment firm. Merrill Lynch also announced it had appointed Ahmass Fakahany and Gregory Fleming to the new positions of Co-Presidents and Co-Chief Operating Officers of Merrill Lynch, effective immediately. Mr. Fakahany, 48, most recently served as the company’s vice chairman and chief administrative officer and Mr. Fleming, 44, most recently served as the executive vice president and co-president of the company’s Global Markets and Investment Banking group.
Messrs. Fakahany and Fleming will continue to report to Stan O’Neal, chairman and chief executive officer of Merrill Lynch, and will be jointly responsible for oversight of all of the company’s operating businesses and related support services.
A copy of the related press releases are filed as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective May 14, 2007, the Board of Directors of Merrill Lynch adopted Restated By-Laws containing amendments to Articles III, V and VI of Merrill Lynch’s By-Laws. The amendments provide for two individuals to serve as Co-Presidents and Co-Chief Operating Officers of the Company.
*     *     *
A copy of Merrill Lynch’s Restated By-Laws is attached as Exhibit 3.1. The amended By-Laws are available on the Merrill Lynch Corporate Governance website at www.ir.ml.com.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

3.1	Restated By-Laws, dated as of May 14, 2007, of Merrill Lynch & Co., Inc.

99.1	Press release dated May 16, 2007 issued by Merrill Lynch & Co., Inc. regarding Dow Kim

99.2	Press release dated May 16, 2007 issued by Merrill Lynch & Co., Inc. regarding appointment of Ahmass Fakahany and Greg Fleming as Co-Presidents

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)
By:	/s/ Judith A. Witterschein
Judith A. Witterschein
Corporate Secretary

Date: May 17, 2007

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated By-Laws, dated as of May 14, 2007, of Merrill Lynch & Co., Inc.

99.1	Press release dated May 16, 2007 issued by Merrill Lynch & Co., Inc. regarding Dow Kim

99.2	Press release dated May 16, 2007 issued by Merrill Lynch & Co., Inc. regarding appointment of Ahmass Fakahany and Greg Fleming as Co-Presidents